SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934



                               May 3, 2004
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                   (Date of earliest event reported)



                First Federal Bancshares of Arkansas, Inc.
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           (Exact name of registrant as specified in its charter)



          Texas                       0-28312                    71-0785261
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(State or other jurisdiction  (Commission File Number)     (IRS Employer
of incorporation)                                          Identification No.)



1401 Highway 62-65 North, Harrison, Arkansas                        72601
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(Address of principal executive offices)                         (Zip Code)



                               (870) 741-7641
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           (Registrant's telephone number, including area code)



                                Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)



Item 5.   Other Events and Required FD Disclosure
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     On May 3, 2004, First Federal Bancshares of Arkansas, Inc. issued a press release announcing the reduction in the Board of Directors to five members and the designation of James David Heuer as an honorary director. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference.



Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibit is included with this Report:

     Exhibit No.         Description
     -----------         -----------

     99.1                Press  Release, dated May 3, 2004



















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                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              FIRST FEDERAL BANCSHARES OF
                                ARKANSAS, INC.


                              By:  /s/ Larry J. Brandt
                                 ------------------------------
                                 Name:   Larry J. Brandt
                                 Title:  President and Chief Executive Officer

Date:  May 3, 2004


























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